Eaton Vance Tax-Managed Young Shareholder Fund

                                  Supplement to
                       Statement of Additional Information
                                      dated
                                  March 1, 2001


The Fund's transfer agent will permit a record owner to designate the name of a minor in the registration of the account (e.g., John Doe, for the benefit of John Doe, Jr.). This form of registration is for the convenience of the record owner and does not create a legal entitlement in the minor. For those shareholders wishing to transfer ownership of Fund shares to a minor, the transfer agent should be consulted regarding a UTMA, UGMA or other form of registration.



March 21, 2001